[Confidential Treatment Requested. Confidential Portions of this Agreement have been redacted and separately filed with the Commission.]

                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                FIRST AMENDMENT OF GENERAL PARTNERSHIP AGREEMENT

     This First Amendment of General Partnership Agreement is made and effective as of September 25, 2000, by and between Becton Dickinson Venture LLC, a Delaware limited liability company (the "Becton Partner"), and NanoVenture LLC, a Delaware limited liability company (the "Nanogen Partner"). The Becton Partner and the Nanogen Partner are hereinafter collectively referred to as the "Partners".

     WHEREAS, the Partners formed a Delaware general partnership known as The Nanogen/Becton Dickinson Partnership, as of October 1, 1997, pursuant to a certain General Partnership Agreement dated as of October 1, 1997 (the "Partnership Agreement"); and

     WHEREAS, the Partners desire to amend certain provisions of the Partnership Agreement.

     NOW THEREFORE, for good and valuable consideration, the Partners hereby agree to amend the Partnership Agreement as follows:

     1. The definitions of "Master Agreement" and "Research Agreement" contained in Section 1.1 are each hereby deemed amended to refer to the fact that each has been amended as of September 25, 2000.

     2. In Section 17, the Notice address for the Becton Partner is hereby amended to read as follows (the address for required copies remaining unchanged):

         If to the Becton Partner, to:

                           Becton Dickinson Venture LLC
                           c/o BD Biosciences
                           7 Loveton Circle
                           Sparks, Maryland  21152
                           Attn:   Vice President, Licensing and Patents

     3. Nothing contained in Section 12(b) shall operate or be construed to prevent the Partners or their respective Affiliates from engaging in any of the activities enumerated therein in competition with the Partnership Business, as same is defined in the Master Agreement, dated as of October 1, 1997 by and between the Partners and/or their Affiliates for all periods prior to amendment of such Master Agreement on September 25, 2000; provided, however, that no rights, express or implied, are hereby conferred on either Partner or its respective Affiliates in any intellectual property rights of any of the Partnership, either Partner or its respective Affiliates, other than those provided in (a) the First Amendment of Collaborative Research and Development and License Agreement, (b) the License Agreement and (c) the First Amendment to License Agreement, all dated as of September 25, 2000 by and between the Partners and/or the Affiliates.

     4. A new Section 8.1(a)(vi) is hereby added as follows:

                           (vi) In addition to the contributions set forth above in Sections 8.1(a)(i) through (v), the Becton Partner hereby agrees to make a ***** contribution to the Partnership in the amount of Three Hundred Thousand Dollars ($300,000).

     5. Section 8.4 is amended by adding the following sentence to the end of the Section:

                           The contributions made by the Becton Partner pursuant to Section 8.1(a)(vi) shall be used to ************
                           ***************************************************
                           ***************************************************
                           ********* pursuant to the Collaborative Research and Development and License Agreement.

     IN WITNESS WHEREOF, the Partners have executed this First Amendment of General Partnership Agreement through duly authorized representatives on the dates set forth below, effective as of the date first written above.

BECTON DICKINSON VENTURE LLC

BY:  BECTON, DICKINSON AND COMPANY,
        SOLE MEMBER

        By:    /s/ VINCENT FORLENZA
            ---------------------------

Date: September 28, 2000
      ------------------------------


NANOVENTURE LLC

By:     /s/ HOWARD C. BIRNDORF
    --------------------------------

Date:    9/27/2000
      -------------------------------




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*** Confidential material redacted and separately filed with the Commission.